UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2013

mLight Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-169805	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Airway Avenue, Suite 141 Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-981-3464

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

References throughout this Amended Current Report on Form 8-K to "we," "our," "us," "the Company," "the Registrant," "Amwest," and similar terms refer to mLight Tech, Inc., unless otherwise expressly stated or the context otherwise requires. This Current Report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements.

This Amendment No. 1 (this “Amendment”) on Form 8-K/A amends Items 9.01(b) and 9.01(d) of the Current Report on Form 8-K filed by mLight Tech, Inc. with the Securities and Exchange Commission on November 5, 2013 (the “Original Filing”) by adding the proforma information required by.

On November 5, 2013, we filed a Current Report on Form 8-K to report that we completed the transactions contemplated by an Agreement of Purchase and Sale of Stock dated October 31, 2013, by and between the Company and the sole shareholder of Ding King Training Institute, Inc. We acquired all of the issued and outstanding shares of Ding King Training Institute, Inc., in exchange for the issuance of 2,500,000 shares of our common stock. As a result of the Agreement of Purchase and Sale of Stock Ding King Training Institute, Inc., became a wholly-owned subsidiary of the Company.

Only Items 9.01(b) and 9.01(d) have been amended in this Amendment and, unless otherwise indicated in this Current Report on Form 8-K, this Amendment continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Amendment should be read in conjunction with the Original Filing and the registrant's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 9.01 Financial Statements and Exhibits

(b) The pro-forma financial information required pursuant to this item for this transaction is included with this Amendment report as Exhibit 9.2.

(d) Exhibits.

Exhibit Number	Description	Location

9.2	Unaudited Proforma Fianncial information dated September 30, 2013.	Included herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mLight Tech, Inc.

Date: November 18, 2013	By:	/s/ Todd Sudeck
Todd Sudeck
Chief Executive Officer,
Chief Financial Officer, Secretary, Treasurer, President and Director